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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              _____________________

                                    FORM 8-K
                              _____________________


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2004


                              _____________________

                        GOLDEN WEST FINANCIAL CORPORATION

                              _____________________



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420













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Item 9.  Regulation FD Disclosure.

     The following information is furnished under Item 12 (Results of Operations and Financial Condition).

     Exhibit No.     Exhibit
     -----------     -------

            99.1     Second Quarter 2004 Earnings Press Release

            99.2     June 2004 Thirteen Month Statistical Data Press Release







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GOLDEN WEST FINANCIAL CORPORATION


Dated:  July 20, 2004                             /s/ Russell W. Kettell
                                                  ------------------------------
                                                  Russell W. Kettell
                                                  President and
                                                  Chief Financial Officer